Dreyfus/Transamerica Triple Advantage(R) Variable Annuity
                                    Issued by
                 Transamerica Occidental Life Insurance Company
                             Separate Account VA-2L

                         Supplement Dated July 29, 1999
                         to Prospectus Dated May 1, 1999


The following information supplements the prospectus. You should read it together with the prospectus.

1) On July 21, 1999, Transamerica Corporation completed its merger with a subsidiary of AEGON N.V., one of the world's leading international insurance groups. AEGON N.V. indirectly owns the issuing company, Transamerica Occidental Life Insurance Company.

2) The 10% of purchase payments discussed in the second columns of both pages 10 and 34 is changed to be 15%.

Sections 2. b.) on each page 10 and 34 are both changed to read:

     b.) 15% of purchase payments received at least one but less than seven complete contract years before the date of withdrawal not reduced to take into account any withdrawals deemed to be made from such purchase payments.




                   Transamerica Variable Insurance Fund, Inc.

                         Supplement Dated July 29, 1999
                         to Prospectus Dated May 1, 1999


The following information supplements the prospectus. You should read it together with the prospectus.

On July 21, 1999, Transamerica Corporation completed its merger with a subsidiary of AEGON N.V., one of the world's leading international insurance groups. As a result of the merger, the investment advisory contracts between Transamerica Variable Insurance Fund, Inc. (TVIF) and Transamerica Occidental Life Insurance Company (TOLIC), TVIF's investment adviser, automatically terminated and the new investment advisory contracts between TVIF and TOLIC, approved at a special meeting of TVIF shareholders on June 16, 1999, became effective.

As of July 21, 1999, AEGON N.V. indirectly owns the investment adviser, TOLIC, and the sub-adviser, Transamerica Investment Services, Inc.